SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 24, 2006
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.2: AUDITED AND UNAUDITED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Explanatory Note
     On October 24, 2006, a subsidiary of Barr Pharmaceuticals, Inc. (“Barr”) completed the acquisition through a tender offer of 17,056,977 shares of PLIVA d.d. (“PLIVA”), based in Zagreb, Croatia, representing approximately 92% of PLIVA’s total outstanding share capital being tendered to Barr’s subsidiary. With the addition of treasury shares held by PLIVA, Barr acquired in excess of 95% of PLIVA’s voting share capital. The purchase price was HRK 820 per share, or approximately $2.5 billion. On October 24, 2006, Barr filed a Current Report on Form 8-K (the “Current Report”) to report completion of the acquisition.
     This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report in order to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were omitted from the Current Report that was filed on October 24, 2006.
Item 9.01 Financial Statements and Exhibits
     (a) Financial statements of business acquired
     The following financial statements relating to PLIVA are attached hereto as Exhibit 99.2 and are incorporated herein by reference:
     Unaudited Financial Statements:
Unaudited Condensed Consolidated Interim Income Statements for the six-month periods ended 30 June 2006 and 2005
Unaudited Condensed Consolidated Interim Balance Sheets as of 30 June 2006 and 31 December 2005
Unaudited Condensed Consolidated Statement of Changes in Equity for the six-month periods ended 30 June 2006 and 30 June 2005
Unaudited Condensed Consolidated Interim Statement of Cash Flows for the six-month periods ended 30 June 2006 and 2005
Notes to the Unaudited Condensed Consolidated Interim Financial Statements
     Audited Financial Statements:
Report of Independent Auditors
Audited Consolidated Income Statements for the years ended 31 December 2005, 2004 and 2003
Audited Consolidated Balance Sheets as of 31 December 2005 and 2004
Audited Consolidated Statements of Changes in Equity for the years ended 31 December 2005, 2004 and 2003
Audited Consolidated Statements of Cash Flows for the years ended 31 December 2005, 2004 and 2003
Notes to the Audited Consolidated Financial Statements
     (b) Pro Forma Financial Information
     The following unaudited pro forma condensed financial information for Barr Pharmaceuticals, Inc. is attached hereto as Exhibit 99.3 and is incorporated herein by reference:
Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2006
Unaudited Condensed Pro Forma Combined Statement of Operations for the twelve months ended June 30, 2006
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

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     (d) Exhibits
     The following materials are attached as exhibits to this Current Report on Form 8-K/A:

Exhibit
Number	Description
99.1*	Barr Pharmaceuticals, Inc. press release dated October 24, 2006

99.2	Audited and Unaudited Financial Statements of PLIVA d.d.

99.3	Unaudited Pro Forma Condensed Financial Information for Barr Pharmaceuticals, Inc.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 24, 2006.

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SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007	BARR PHARMACEUTICALS, INC.

	By:	/s/ William T. McKee

William T. McKee
Vice President, Chief Financial Officer and Treasurer

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